UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               -----------------


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): December 22, 2005
                             (December 19, 2005)

                                  REFCO INC.
           --------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Delaware                      001-32604                20-2537426
-----------------------------   ------------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


           One World Financial Center
           200 Liberty Street, Tower A
           New York, New York                          10281
           -------------------------------------------------------------
           (Address of Principal Executive Offices) (Zip Code)


           (Registrant's Telephone Number, Including Area Code) (212) 693-7000
                                                                --------------


           Not Applicable
           -------------------------------------------------------------
           (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

On December 19, 2005, Refco Inc. ("Refco") issued a press release (the "Press Release") announcing that its Board of Directors had appointed Harrison J. Goldin (69) as Chief Executive Officer of Refco. Mr. Goldin succeeds Robert Dangremond, who served as interim Chief Executive Officer of Refco following the resignation of William Sexton in November. Mr. Goldin is senior managing director of Goldin Associates, LLC, an entity he founded in 1990, which provides financial advisory, interim management, forensic investigation, and strategic and risk management consulting services.

During the last five years, in addition to Mr. Goldin's duties as senior managing director of Goldin Associates, LLC, Mr. Goldin served as (i) the Bankruptcy Court appointed Examiner in the Enron North America Corp. and Loral Space & Communications, Ltd. cases, (ii) the Chapter 11 Trustee for PSINet Consulting Solutions, Inc., and (iii) the Liquidating Trustee of the Pegasus Gold Corporation and Pegasus Gold Inc. liquidating trusts. Mr. Goldin is the Chairman Emeritus of the Council of Institutional Investors.

The Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

           (c) Exhibits.


Exhibit
Number                Description

Exhibit 99.1          Press Release, dated December 19, 2005


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 REFCO INC.


Date:  December 22, 2005

                                 By:  /s/ Eric A. Simonsen
                                    --------------------------------------
                                      Eric A. Simonsen
                                      Chief Administrative Officer

                                 EXHIBIT INDEX

Exhibit
Number                Description

Exhibit 99.1          Press Release, dated December 19, 2005